Exhibit 99.1

I-many Closes Private Sale of $17 Million of Convertible Notes

EDISON, N.J., December 31, 2007 — I-many, Inc. (NASDAQ:IMNY) today announced that it has completed its previously-announced private placement of $17 million of convertible notes. The convertible notes will bear interest at 6.5% per annum, payable quarterly in arrears, and will mature on December 31, 2012. The notes will be convertible into shares of I-many’s common stock at a conversion price of $3.8192 per share (subject to adjustment), which represents a 17.5% premium to the average of the volume weighted average prices of I-many’s common stock for the five trading days ending on and including Friday, December 28, 2007.

Net proceeds to the company from the sale of the notes are approximately $15.9 million, which will be used for general corporate purposes.

The securities offered and sold in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements. The company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering resale of the shares of common stock issuable upon conversion of the notes issued in the private placement.

This notice is issued pursuant to Rule 135c under the Securities Act and shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale, would be unlawful prior to the registration or qualification under the securities laws of any such state.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which include statements with respect to the planned use of net proceeds from the company’s private placement, are subject to numerous risks and uncertainties that may cause actual events or results to differ materially from those set forth in the statements. No forward-looking statements can be guaranteed, and actual results may vary from those expressed or implied herein. Factors that could affect these results include: the risk of unforeseen technical or practical impediments to planned software development, which could affect the company’s product release timetable; the inherent risks of large software implementation projects, which can cause customer disagreements that could affect I-many’s ability to collect both services and license revenue, whether recognized or deferred; the possibility that customers could cancel maintenance and support services at the time of annual renewal, which could decrease I-many’s base of recurring revenue; the possibility that economic conditions will not improve as anticipated or will deteriorate; the possibility that extraordinary events outside the company’s control could extend the length of the sales cycle for the company’s products or make the market for the company’s products more unpredictable; and the risk that the company will not be successful in opening new markets for its products. These risk factors are further described in the section titled “Risk Factors” in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, as filed by the company with the SEC. As a result of such risks, uncertainties and factors, the company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the

I-many, Inc., 399 Thornall Street, 12th Floor, Edison, NJ 08837 Tel.1.800.832.0228, www.imany.com forward-looking statements contained herein. I-many is providing the information in this news release as of this date and does not undertake any obligation to update any forward-looking statements contained in this news release as a result of new information, future events or otherwise.

CONTACT: I-many, Inc.

Kevin Harris, CFO

732-452-1515

kharris@Imany.com

or

Investor Relations:

Liolios Group, Inc.

Ron Both, 949-574-3860

ron@liolios.com

or

Geoffrey Plank, 949-574-3860

geoffrey@liolios.com

SOURCE: I-many, Inc.

I-many, Inc., 399 Thornall Street, 12th Floor, Edison, NJ 08837 Tel.1.800.832.0228, www.imany.com